PRINTED ON CHIRON LETTERHEAD

July 8, 1998                                      ***[CONFIDENTIAL TREATMENT
                                                            REQUESTED]***

VIA FACSIMILE & MAIL


Richard Barker, Ph.D.                             PERSONAL & CONFIDENTIAL
The Somerset
416 Commonwealth Avenue, Apt. 707
Boston, MA  02215-2811


Dear Richard:

I am writing to record the understanding between you and Chiron Corporation regarding certain elements of your compensation.

1. PERFORMANCE COMPENSATION. In lieu of any other 1998 AIP you will receive a cash pay out based upon performance having the following components:

Target performance pay out of $350,000 at a 100% level of performance as defined in the metrics shown below, with a maximum pay out of $800,000 at the 200% level of achievement.


----------------------------------------------------------------------------------------------------
                            Weight                            Scale Factors
                         ---------------------------------------------------------------------------
                               %          25%         50%          100          150         200
----------------------------------------------------------------------------------------------------

 Revenue $MM                  15%          574         589          618         633         643
----------------------------------------------------------------------------------------------------
 Earnings
 $MM *                        45%         30.6        34.6         42.6        46.6        50.6

----------------------------------------------------------------------------------------------------
 Project 40/Horizon
 Savings $MM **               10%         11.9        14.0         16.1        18.2        19.5
----------------------------------------------------------------------------------------------------
 Delta Value
                              25%                      See Text Below
----------------------------------------------------------------------------------------------------
 Informatics Valuation
 to Chiron $MM                5%           ***         ***          ***         ***         ***
----------------------------------------------------------------------------------------------------
 Payment
 Opportunity                           $87,500    $175,000     $350,000    $625,000    $800,000
----------------------------------------------------------------------------------------------------


Your AIP will be administered consistent with the senior Diagnostics team AIP as it relates to the calculation of revenues, earnings and Project 40/Horizon. Weighting and scale factors, of course, are different.


*    Pre-tax operating income, adjusted to 1998 budget exchange rates.

** As measured for the purpose of Chiron Diagnostic metrics (defined in Sullivan to Sulat memorandum dated June 11, 1998).

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Richard Barker
July 8, 1998
Page 2 of 3


The value of a Delta transaction to Chiron shall be determined by the Compensation Committee of the Board, reasonably and in good faith, using the following valuation scale:



--------------------------------------------------------------------------------
                      25%          100%         125%        150%        200%
                      ---          ----         ----        ----        ----

--------------------------------------------------------------------------------
 Sale for cash
 (pre-tax)             ***          ***          ***         ***          ***
--------------------------------------------------------------------------------
 % Equity in JV &
 Boot *                ***                       ***
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------



* Where boot is the fair market value to Chiron of any collateral transactions with the venture or partner and/or value of retained businesses (e.g. cash payments, carved out businesses (e.g. Critical Care) (other than probes for blood screening, medical metrics, Ortho, HCV/HIV deals), committed investment by partner of working capital (or other capital) without dilution of Chiron equity). [***Confidential Treatment Requested***] [***Confidential Treatment Requested***] The intent of this alternative metric is to produce equivalent bonus payouts for Delta transactions that produce equivalent aggregate value to Chiron (taking all relevant factors, including banker valuations, into account) even if the Delta transaction happens not to take the form of an outright sale for cash.

All intermediate points to be interpreted on a straight line basis. All values and amounts are pre-tax.

Values for Informatics will be based upon the pre-tax value of Chiron Informatics realized by Chiron in a financing, sale or other disposition, including value in the form of research funding agreements and equity investments by strategic or financial partners. If a joint venture is created, the valuation will be that confirmed in the fairness opinion to be delivered to the Board or otherwise as determined reasonably and in good faith by the Board or its Compensation Committee.

Payment will be made as soon as calculations can be made in Q1 1999, but in no event later than March 31, 1999. If your employment is terminated without cause prior to year end, or if you terminate your employment before year end but after a reasonable transition following the close of a Delta transaction, then these payments will be prorated based on the portion of the year during which you were employed. If you terminate prior to closure of a Delta or Informatics transaction, your AIP will be reduced to exclude any value for these matters.

2. SEVERANCE / PARACHUTE PAYMENT. In consideration of a customary mutual release and settlement agreement, you will be permitted to resign following closure of a Delta transaction and a suitable transition period not exceeding six months, if you are not offered the position of chief executive of the joint venture. In lieu of any other severance payment, whether from Chiron, Delta partner, or otherwise, you will receive $800,000 from Chiron on termination of your employment. This represents the approximate value of the restricted stock units granted to you upon your initial employment. If this payment is timely made, the initial restricted stock units will not vest. This payment could be accelerated upon an earlier termination with our mutual agreement. Until

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Richard Barker
July 8, 1998
Page 3 of 3


termination, your present salary and benefits will continue and your stock options will continue to vest.

If the foregoing is acceptable to you, please sign and return to me a copy of this letter.

Very truly yours,


/s/ William G. Green                              Agreed:

William G. Green
Senior Vice President and                         /s/Richard W. Barker
  General Counsel                                 --------------------
                                                  Richard Barker, Ph.D.


cc:  William J. Rutter
     Sean P. Lance

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Richard Barker
July 8, 1998
Page 4 of 3

bcc:  Linda W. Short